PRIME PLUS BENEFIT RIDER
--------------------------------------------------------------------------------
This rider forms a part of the Base Contract to which it is attached and is effective as of the Rider Effective Date. If you selected the PRIME Plus Benefit on your contract application at contract issue, the Rider Effective Date is the Issue Date. If you add the PRIME Plus Benefit after the Issue Date, the Rider Effective Date is listed on the Contract Schedule Addendum. In the case of a conflict with any provision in the Base Contract, the provisions of this rider will control. Defined terms and contractual provisions are set forth in the Base Contract or are added in this rider. This rider will terminate and be removed from the Base Contract as indicated in the CONDITIONS FOR TERMINATION OF THIS RIDER section.
--------------------------------------------------------------------------------
The purpose of this rider is to provide a package of optional benefits designed to turn your accumulated retirement assets into a stream of retirement income. The PRIME Plus Benefits are the Enhanced Guaranteed Minimum Income Benefit and the Guaranteed Partial Withdrawal Benefit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ACRONYMS
--------------------------------------------------------------------------------

ACRONYMS          Acronyms used in this rider follow.

AIA               Annual Increase Amount

GMIB              Guaranteed Minimum Income Benefit

GPWB              Guaranteed Partial Withdrawal Benefit

PB VALUE          PRIME Plus Benefit Value

MAV               Maximum Anniversary Value

--------------------------------------------------------------------------------
                        GUARANTEED MINIMUM INCOME BENEFIT
--------------------------------------------------------------------------------

GMIB BENEFIT                     This benefit  provides for a guaranteed
                                 minimum  amount of fixed  income in the form of
                                 fixed Annuity  Payments,  called GMIB Payments,
                                 during  the  Annuity  Phase.  The GMIB does not
                                 create   Contract   Value  or   guarantee   the
                                 performance of any variable Investment Options.

GMIB PAYMENTS                    The GMIB guarantees that Annuity Payments will
                                 be equal to the greater of (a) or (b), where:
                                 (a)  Fixed Traditional Annuity Payments based
                                      on Annuity Payment rates declared by us on the Income Date applied to the Adjusted Contract Value; or
                                 (b)  GMIB  Payments  based  on  the  guaranteed
                                      fixed Annuity Payment rates, as defined in the Annuity Options section of this Rider, applied to the PB Value.

                                 Under the GMIB you can take either a Full Annuitization, or before you exercise the GPWB, you can take Partial Annuitization(s) if the PB Value is greater than the Contract Value. Once you exercise the GMIB you cannot elect to terminate GMIB Payments.

                                 If you take a Partial Annuitization under the GMIB you cannot:
                                 (a)  transfer   amounts   allocated   to   GMIB
                                      Payments   back  to  any  portion  of  the
                                      contract  that  is  in  the   Accumulation
                                      Phase;
                                 (b) transfer amounts from one Annuity Payment stream to another; and
                                 (c) allocate additional PB Value, or Contract Value, to an existing stream of Annuity Payments.

                                 We   will    reduce    the    Contract    Value
                                 proportionately by the percentage of PB Value applied to any Partial Annuitization you take.


S40722                                1

--------------------------------------------------------------------------------
                  GUARANTEED MINIMUM INCOME BENEFIT (CONTINUED)
--------------------------------------------------------------------------------

EXERCISING THE GMIB              To begin GMIB Payments, the
                                 appropriate form must be received in good order
                                 at our Service  Center within 30 days following
                                 a  Contract  Anniversary   beginning  with  the
                                 Contract  Anniversary   following  the  Waiting
                                 Period  shown  on  the  Contract   Schedule  or
                                 Contract Schedule Addendum, if applicable.

                                 If you exercise the GMIB you can no longer make additional Purchase Payments to any portion of the contract that is in the Annuity Period.

CONDITIONS FOR TERMINATION       If you have not exercised the GMIB, the GMIB
OF THE GMIB                      will terminate upon the earliest of the
                                 following:
                                 (a)  The termination of the Base Contract.
                                 (b)  The  Business  Day before the Income  Date
                                      that you take a Full Annuitization and request Traditional Annuity Payments.
                                 (c)  The  Business  Day  the PB  Value  and the
                                      Contract Value are both zero.
                                 (d)  The death of any Owner unless the deceased
                                      Owner's spouse continues the contract as the new Owner.
                                 (e)  The termination of this rider.

                                 If you have us make GMIB Payments, each portion of the contract that you apply to GMIB Payments
                                 will   terminate   upon  the  earliest  of  the
                                 following:
                                 (a) Under a life only Annuity Option, or a joint and last survivor only Annuity Option, the death of the last surviving Annuitant.
                                 (b)  Under a life with monthly payments
                                      guaranteed Annuity Option, or a joint and last survivor with monthly payments guaranteed Annuity Option, the death of the last surviving Annuitant and expiration of the guaranteed period.
                                 (c) Under the refund life Annuity Option, the death of the Annuitant and payment of any lump sum refund.
                                 (d)  Under the Period Certain Annuity Option
                                      listed in this Rider, the expiration of
                                      the specified period certain.
                                 (e)  The  termination  of this  rider.
                                 (f)  The termination of the Base Contract.

--------------------------------------------------------------------------------
                      GUARANTEED PARTIAL WITHDRAWAL BENEFIT
--------------------------------------------------------------------------------

GPWB BENEFIT                     This benefit  provides for a guaranteed
                                 minimum amount of income in the form of partial withdrawals, called GPWB Payments, during the Accumulation Period. We make GPWB Payments under a [5]% payment option or a [10]% payment option that you select.

GPWB PAYMENTS                    If you  exercise  the GPWB  each GPWB
                                 Payment for the Contract Year is equal to the annual GPWB Payment divided by the number of payments you selected, until the PB Value is less than the GPWB Payment amount. Once the PB
                                 Value is less than the GPWB Payment amount you will receive one last GPWB Payment that will be equal to the remaining PB Value.

                                 You select the amount of the GPWB Payment subject to the Minimum Initial GPWB Payment and the GPWB Maximum shown on the Contract Schedule.

                                 GPWB Payments are non-cumulative. If you elect to receive an annual GPWB Payment that is less than the GPWB Maximum in a given Contract Year, the difference will not carry over to the next Contract Year.

                                 You can continue to receive GPWB Payments until the PB Value is exhausted, or the GPWB terminates, even if the Contract Value is zero.

S40722                                2

--------------------------------------------------------------------------------
                GUARANTEED PARTIAL WITHDRAWAL BENEFIT (CONTINUED)
--------------------------------------------------------------------------------

GPWB PAYMENTS (CONTINUED)        Once each Contract Year you can select one or
                                 more of the following:
                                 (a)  change the frequency of the following
                                      year's GPWB Payments.
                                 (b)  change the amount of the following year's
                                      GPWB Payments.
                                 (c)  stop GPWB Payments for the following year.
                                 (d)  stop GPWB Payments  completely and have us
                                      make   GMIB   Payments    under   a   Full
                                      Annuitization    based   on   the   entire
                                      remaining PB Value.
                                 (e)  stop GPWB Payments  completely and take an
                                      Excess  Withdrawal of the entire  Adjusted
                                      Contract Value.
                                 (f)  stop GPWB Payments  completely and have us
                                      make Traditional Annuity Payments under a Full Annuitization based on the entire Adjusted Contract Value.

                                 For options (a) through (c) your requested change must be provided in good order to our Service Center at least 30 days before the Contract Anniversary. The change will be effective on the Contract Anniversary and will remain in effect for the entire following Contract Year. Options (d) through (f) are available at any time and will be effective when your request is received in good order at our Service Center.

                                 Excess Withdrawals will not affect the GPWB Payment amount or frequency, but they may decrease the time over which you will receive GPWB Payments.

                                 If you request an Excess Withdrawal while receiving GPWB Payments, you can instruct us to stop the GPWB Payments remaining for that Contract Year at the time you request the Excess Withdrawal.

                                 GPWB Payments are not subject to withdrawal charges unless you have taken an Excess Withdrawal and exhaust the GPWB Maximum for the Contract Year.

GPWB STEP UP                     If you take  GPWB  Payments  under  the
                                 [5]%  payment  option,  on each third  Contract
                                 Anniversary after you exercise the GPWB and before the older Owner's 91st birthday we will increase the PB Value to be equal to the Contract Value if that amount is greater than the remaining PB Value.

                                 If we step up the PB Value the new GPWB Maximum will be equal to the greater of:
                                 (a)  the GPWB Maximum we previously calculated;
                                      or
                                 (b)  [5%] of the stepped-up PB Value.

                                 GPWB step ups are not available if you take GPWB Payments under the [10%] option.

                                 GPWB step ups are not available after the older Owner reaches age 91.

CONTRACT  VALUE  UNDER           Once you exercise the GPWB, the Contract Value
THE GPWB                         decreases with each Payment and any Excess GPWB
                                 Withdrawals including applicable withdrawal charges. GPWB Payments are deducted proportionately from the Investment Options.

                                 The Contract Value continues to be available for withdrawals, Annuity Payments, and payment of the death benefit and it will continue to fluctuate as a result of Investment Option performance. If there is Contract Value remaining after the PB Value reaches zero, you can elect to either:
                                (a) receive a lump sum payment of the remaining Adjusted Contract Value, less any deduction we make for withdrawal charges; or
                                (b) have us make Traditional Annuity Payments based on the remaining Adjusted Contract Value.

S40722                                3

--------------------------------------------------------------------------------
                GUARANTEED PARTIAL WITHDRAWAL BENEFIT (CONTINUED)
--------------------------------------------------------------------------------

EXERCISING THE GPWB              To begin GPWB Payments, the  appropriate form
                                 must be received in good order at our Service
                                 Center within 30 days following a Contract
                                 Anniversary beginning with the Contract
                                 Anniversary following the Waiting Period shown on the Contract Schedule or Contract Schedule
                                 Addendum, if applicable.

                                 If you exercise the GPWB you can no longer make additional Purchase Payments or take Partial Annuitizations.

CONDITIONS FOR TERMINATION       The GPWB will terminate upon the earliest of
OF THE GPWB                      the following.
                                 (a) The termination of this rider.
                                 (b) The termination of the Base Contract.
                                 (c) The Business Day before the Income Date if
                                     you take a Full Annuitization.
                                 (d) The Business Day you take an Excess
                                     Withdrawal of all remaining Contract Value.
                                 (e) The Business Day the PB Value and the
                                     Contract Value are both zero.
                                 (f) The death of any Owner unless the
                                     deceased Owner's spouse continues the Base
                                     Contract as the new Owner.
--------------------------------------------------------------------------------
                            PRIME PLUS BENEFIT VALUE
--------------------------------------------------------------------------------

PB VALUE CALCULATION             The PB Value before the date of your death or
                                 exercise of the GPWB is equal to either
                                 (a) The AIA; or
                                 (b) The MAV.

                                 If you exercise the GMIB the PB Value is equal to the MAV if it is greater than the AIA. However, if the AIA is greater than the MAV you can decide whether to set the PB Value equal to the AIA or the MAV.

                                 If you exercise the GPWB and select the [5]% payment option the PB Value is equal to the greater of the MAV or the AIA. If you exercise the GPWB and select the [10]% payment option the PB Value is equal to the MAV.

                                 After you take a GMIB Partial Annuitization the AIA and MAV will decrease, but will continue to be calculated. After you take a GMIB Full Annuitization or exercise the GPWB and establish a PB Value, the AIA and MAV cease to exist. After you exercise the GPWB, only the PB Value will remain and will continue to be calculated.

                                 If you exercise the GPWB and elect the [5%] payment option, the PB Value will only increase after you begin receiving GPWB Payments as a result of any step ups. If you exercise the GPWB and elect the [10%] payment option the PB Value will stop increasing on the date you begin receiving GPWB Payments. In addition, if you exercise the GPWB the PB Value will decrease:
                                 (a)  on a dollar for dollar basis for each
                                      withdrawal (GPWB Payments and Excess
                                      Withdrawals) taken that does not exceed
                                      the GPWB Maximum,
                                 (b) proportionately by the percentage of any Contract Value taken as a withdrawal (GPWB Payments and Excess Withdrawals), including any withdrawal charge, for each withdrawal taken that exceeds the GPWB Maximum.

                                 If you exercise the GPWB and later take a Full Annuitization the PB Value will decrease to zero.


S40722                                4

--------------------------------------------------------------------------------
                            MAXIMUM ANNIVERSARY VALUE
--------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY VALUE        If the Rider  Effective Date
                                 is the Issue Date, the MAV is equal to the initial Purchase Payment, not including any applicable bonus, received on the Issue Date.
                                 If the Rider Effective Date occurs after the Issue Date, the MAV is initially equal to the Contract Value on the Rider Effective Date.

                                 On each Business Day other than a Contract Anniversary, the MAV is equal to:
                                 (a)  its value on the immediately  preceding
                                      Business Day,
                                 (b) plus any additional Purchase Payments, not including any applicable bonus, received that day,
                                 (c) reduced proportionately by the percentage of any Contract Value taken as a withdrawal that day, including any withdrawal charge,
                                 (d) reduced proportionately by the percentage of any Contract Value applied to Traditional Annuity Payments under a Partial Annuitization that day,
                                 (e) reduced by the dollar amount applied to GMIB Payments under a Partial Annuitization based on the MAV taken that day, and
                                 (f) reduced proportionately by the percentage of the AIA applied to GMIB Payments under a Partial Annuitization based on the AIA taken that day.

                                 On each Contract Anniversary before the older Owner's 81st birthday, the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value that occurs on that Contract Anniversary before we process any transactions. We then process any transactions we received on that Contract Anniversary (such as additional Purchase Payments, withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

                                 On every Contract Anniversary on or after the older Owner's 81st birthday, we calculate the MAV in the same way that we do on any Business Day other than a Contract Anniversary.

--------------------------------------------------------------------------------
                             ANNUAL INCREASE AMOUNT
--------------------------------------------------------------------------------

ANNUAL INCREASE AMOUNT           If the Rider Effective Date is
                                 the Issue Date, the AIA is equal to the initial
                                 Purchase Payment, not including any applicable bonus, received on the Issue Date. If the Rider
                                 Effective Date occurs after the Issue Date, the AIA is equal to the Contract Value on the Rider
                                 Effective Date. If you reset the AIA, on the Reset Anniversary the AIA is equal to the Contract Value on the Reset Anniversary.

                                 On each Business Day other than a Contract Anniversary, the AIA is equal to:
                                 (a)  its value on the immediately  preceding
                                      Business Day,
                                 (b) plus any additional Purchase Payments, not including any applicable bonus, received that day,
                                 (c) reduced proportionately by the percentage of any Contract Value taken as a withdrawal that day, including any withdrawal charge,
                                 (d) reduced proportionately by the percentage of any Contract Value applied to Traditional Annuity Payments under a Partial Annuitization that day,
                                 (e) reduced by the dollar amount applied to GMIB Payments under a Partial Annuitization based on the AIA taken that day, and
                                 (f) reduced proportionately by the percentage of the MAV applied to GMIB Payments under a Partial Annuitization based on the MAV taken that day.



S40722                                5

--------------------------------------------------------------------------------
                       ANNUAL INCREASE AMOUNT (CONTINUED)
--------------------------------------------------------------------------------

ANNUAL  INCREASE AMOUNT          For each of the first five Contract
(CONTINUED)                      Anniversaries that occur after the later of the
                                 Rider Effective Date or Reset Anniversary and
                                 before the older Owner's 81st birthday, the
                                 AIA is the product of [1.07]times its value on
                                 the immediately preceding Business Day. We then
                                 process  any  transactions   received  on  that
                                 Contract   Anniversary   (such  as   additional
                                 Purchase  Payments,  withdrawals,  and  Partial
                                 Annuitizations)  in the  same way that we do on
                                 each   Business   Day  other  than  a  Contract
                                 Anniversary.

                                 For each Contract Anniversary after the fifth that occurs after the later of the Rider Effective Date or Reset Anniversary and before the older Owner's 81st birthday, the AIA is the sum of (a) plus (b) where:
                                 (a) is the total of all Purchase Payments received on or after the later of the fifth Contract Anniversary or Reset Anniversary, and
                                 (b) is the product of [1.07] times the difference of (i) minus (ii) where:
                                     (i) is the AIA on the immediately preceding
                                         Business Day, and
                                    (ii) is the total of all Purchase Payments
                                         received on or after the later of the
                                         fifth Contract Anniversary or Reset
                                         Anniversary.

                                 We then process any transactions received on that Contract Anniversary (such as additional Purchase Payments, withdrawals, and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

                                 On every Contract Anniversary on or after the older Owner's 81st birthday, we calculate the AIA in the same way that we do on each Business Day other than a Contract Anniversary.

AIA CAP                          The AIA will never be greater than the AIA Cap.

                                 If the Rider Effective Date is the Issue Date, the AIA Cap is equal to two times the initial Purchase Payment, not including any applicable bonus, received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the AIA Cap is equal to two times the Contract Value on the Rider Effective Date. If you reset the AIA, on the Reset Anniversary the AIA Cap is equal to two times the Contract Value on the Reset Anniversary.

                                 On each Business Day before the fifth Contract Anniversary, the AIA Cap is equal to:
                                 (a) its value on the immediately preceding Business Day,
                                 (b)  plus two times any additional Purchase
                                      Payments, not including any applicable
                                      bonus, received that day,
                                 (c) reduced proportionately by the percentage of any Contract Value taken as a withdrawal that day, including any withdrawal charge,
                                 (d) reduced proportionately by the percentage of any Contract Value applied to Traditional Annuity Payments under a Partial Annuitization that day, and
                                 (e) reduced proportionately by the percentage of the PB Value applied to GMIB Payments under a Partial Annuitization that day.

                                 Beginning on the fifth Contract Anniversary the AIA Cap will no longer increase, but it will decrease if you take a withdrawal or Partial Annuitization in the same way that it does on each Business Day before the fifth Contract Anniversary.



S40722                                6

--------------------------------------------------------------------------------
                       ANNUAL INCREASE AMOUNT (CONTINUED)
--------------------------------------------------------------------------------

AIA RESET                        AIA  resets  are   available   once  per
                                 Contract  Year  before the older  Owner's  80th
                                 birthday and before you  exercise the GPWB.  To
                                 reset the AIA your  request must be received in
                                 good order at our Service Center within 30 days
                                 following  a  Contract  Anniversary,   and  the
                                 Contract Value on the Reset Anniversary must exceed the AIA on the Reset Anniversary. We will effect the reset on the Reset Anniversary.

                                 If the Mortality and Expense Risk Charge for this rider has changed between the Rider Effective Date and the Reset Anniversary, we will change your Mortality and Expense Risk Charge to equal the charge declared by us on the Reset Anniversary. A Contract Schedule Addendum will be sent to you showing the change.

                                 If you reset the AIA you must wait to exercise the GMIB or GPWB until after the expiration of the Waiting Period shown on the Contract Schedule, or Contract Schedule Addendum.

                                 The AIA reset is not available:
                                 (a) if  the   Contract   Value  on  the  Reset
                                     Anniversary is less than the AIA,
                                 (b) after you exercise  the  GPWB,
                                 (c) after you take a Full Annuitization, or
                                 (d) on or after the older Owner's 80th
                                     birthday.

--------------------------------------------------------------------------------
                                 ANNUITY OPTIONS
--------------------------------------------------------------------------------

AVAILABLE ANNUITY OPTIONS        If the PB Value is the AIA, the
                                 fixed Annuity Options that are available upon exercise of the GMIB are Annuity Options 2 and 4, described in the Base Contract, with monthly payments over at least 10 years.

                                 If the PB Value is the MAV the fixed Annuity Options that are available upon the exercise of the GMIB are Annuity Options 1 through 5 described in the Base Contract and the Period Certain Annuity Option specified in this rider.

TABLES OF GMIB PAYMENTS          The following  tables show the
                                 guaranteed  amount of the GMIB Payment for each
                                 $1,000  of  PB  Value  applied  under  a  fixed
                                 Annuity  Option.  The  tables  are  based on an
                                 interest rate of [1%] per year and the [1983(a)
                                 Individual   Mortality   Table  with  mortality
                                 improvement  projected 32 years using Mortality
                                 Projection Scale G]. Guaranteed period rates will be provided upon request for Ages not shown.

               --------------------------------------------------------------------------------------------
                                 GUARANTEED MONTHLY GMIB PAYMENT PER $1,000 OF PB VALUE
               --------------------------------------------------------------------------------------------
                                                      FIXED PAYOUTS
               --------------------------------------------------------------------------------------------
                   Age of
                  Annuitant                                    OPTION 2
               --------------- ----------------------------------------------------------------------------
               --------------- ------------------- ------------------ ------------------- -----------------
                                   GUARANTEED         GUARANTEED      GUARANTEED PERIOD      GUARANTEED
                  Nearest
               Birthday When
               First payment                         PERIOD OF 10                           PERIOD OF 20
                  is made      PERIOD OF 5 YEARS         YEARS           OF 15 YEARS           YEARS
               --------------- ------------------- ------------------ ------------------- -----------------
                                  M         F         M        F         M         F         M        F
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     30          2.01      1.87     2.00      1.87      2.00      1.87     2.00     1.87
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     40          2.34      2.15     2.34      2.15      2.33      2.15     2.32     2.14
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     50          2.84      2.56     2.83      2.56      2.81      2.55     2.78     2.54
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     60          3.65      3.22     3.62      3.21      3.54      3.18     3.41     3.12
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     70          5.09      4.38     4.89      4.30      4.55      4.14     4.11     3.88
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     80          7.60      6.61     6.67      6.10      5.53      5.31     4.53     4.47
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     90         11.57     10.67     8.27      8.05      5.96      5.93     4.59     4.59
               --------------- --------- --------- -------- --------- --------- --------- -------- --------


S40722                                7

        ------------------------------------------------------------------------------------------------------------------------
                                                                OPTION 3
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                    LIFE ONLY
        ------------------------------------------------------------------------------------------------------------------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
          FEMALE AGE          30             40             50            60             70             80             90
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
           MALE AGE
        ----------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              30             1.77           1.88           1.94          1.98           2.00           2.00           2.00
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              40             1.83           2.01           2.16          2.26           2.31           2.33           2.34
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              50             1.85           2.09           2.35          2.59           2.74           2.81           2.84
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              60             1.87           2.13           2.47          2.89           3.28           3.52           3.63
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              70             1.87           2.14           2.53          3.09           3.82           4.52           4.95
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              80             1.87           2.15           2.55          3.18           4.18           5.59           6.95
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              90             1.87           2.15           2.56          3.21           4.34           6.35           9.35
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------

                        ------------------------------------------------------------------------------------
                                        GUARANTEED MONTHLY GMIB PAYMENT PER $1,000 OF PB VALUE
                                                            FIXED PAYOUTS
                        ------------------------------------------------------------------------------------
                        ----------------- -------------------------------- ---------------------------------
                        Age of Annuitant             OPTION 1                          OPTION 5
                            Nearest
                         Birthday When
                         First Payment
                            is Made
                        ----------------- -------------------------------- ---------------------------------
                        ----------------- -------------------------------- ---------------------------------
                                                       LIFE                          REFUND LIFE
                        ----------------- -------------------------------- ---------------------------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                                                 M               F                M                F
                        -----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               30              2.01             1.87            1.94             1.84
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               40              2.34             2.15            2.21             2.08
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               50              2.85             2.57            2.59             2.42
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               60              3.66             3.23            3.13             2.92
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               70              5.15             4.40            3.94             3.67
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               80              7.95             6.78            5.23             4.88
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               90              13.66           12.06            7.56             7.11
                        ----------------- ---------------- --------------- ---------------- ----------------


        ------------------------------------------------------------------------------------------------------------------------
                                                                  OPTION 4
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                       GUARANTEED PERIOD OF 5 YEARS
        ------------------------------------------------------------------------------------------------------------------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
          FEMALE AGE          30             40             50            60             70             80             90
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
           MALE AGE
        ----------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              30             1.77           1.88           1.94          1.98           2.00           2.00           2.00
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              40             1.83           2.01           2.16          2.26           2.31           2.33           2.34
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              50             1.85           2.09           2.35          2.59           2.74           2.81           2.84
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              60             1.87           2.13           2.47          2.89           3.27           3.52           3.62
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              70             1.87           2.14           2.53          3.09           3.82           4.52           4.93
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              80             1.87           2.15           2.55          3.18           4.17           5.58           6.88
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              90             1.87           2.15           2.56          3.21           4.33           6.30           9.07
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------

        ------------------------------------------------------------------------------------------------------------------------
                                                                 OPTION 4
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                       GUARANTEED PERIOD OF 10 YEARS
        ------------------------------------------------------------------------------------------------------------------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
          FEMALE AGE          30             40             50            60             70             80             90
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
           MALE AGE
        ----------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              30             1.77           1.88           1.94          1.98           2.00           2.00           2.00
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              40             1.83           2.01           2.16          2.26           2.31           2.33           2.34
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              50             1.85           2.09           2.35          2.59           2.74           2.81           2.83
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              60             1.87           2.13           2.47          2.89           3.27           3.51           3.60
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              70             1.87           2.14           2.53          3.09           3.81           4.48           4.83
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              80             1.87           2.15           2.55          3.18           4.15           5.44           6.42
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              90             1.87           2.15           2.56          3.20           4.28           5.99           7.72
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------


S40722                                8

        ------------------------------------------------------------------------------------------------------------------------
                                                                  OPTION 4
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                       GUARANTEED PERIOD OF 15 YEARS
        ------------------------------------------------------------------------------------------------------------------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
          FEMALE AGE          30             40             50            60             70             80             90
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
           MALE AGE
        ----------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              30             1.77           1.88           1.94          1.98           2.00           2.00           2.00
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              40             1.83           2.01           2.16          2.26           2.31           2.33           2.33
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              50             1.85           2.09           2.35          2.58           2.73           2.80           2.81
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              60             1.87           2.13           2.47          2.89           3.26           3.48           3.54
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              70             1.87           2.14           2.53          3.08           3.77           4.34           4.54
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              80             1.87           2.15           2.55          3.16           4.06           5.04           5.50
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              90             1.87           2.15           2.55          3.18           4.14           5.30           5.91
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------

        ------------------------------------------------------------------------------------------------------------------------
                                                                 OPTION 4
        ------------------------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------------------------
                                                        GUARANTEED PERIOD OF 20 YEARS
        ------------------------------------------------------------------------------------------------------------------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
          FEMALE AGE          30             40             50            60             70             80             90
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
           MALE AGE
        ----------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              30             1.77           1.88           1.94          1.98           1.99           2.00           2.00
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              40             1.83           2.01           2.16          2.26           2.30           2.32           2.32
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              50             1.85           2.09           2.35          2.58           2.72           2.77           2.78
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              60             1.87           2.13           2.47          2.88           3.23           3.39           3.41
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              70             1.87           2.14           2.52          3.06           3.66           4.04           4.11
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              80             1.87           2.14           2.54          3.11           3.86           4.42           4.53
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------
              90             1.87           2.14           2.54          3.12           3.88           4.47           4.59
        ---------------- -------------- -------------- ------------- -------------- -------------- -------------- --------------


TABLE OF PERIOD CERTAIN          If your PB Value is based on the MAV, you can
ANNUITY OPTION AND GMIB PAYMENTS select the following  Period Certain Annuity
                                 Option:
                                 The following table shows the guaranteed amount of the GMIB Payment for each $1,000 of MAV applied under a fixed Annuity Option. Monthly
                                 GMIB Payments are paid for a specified period
                                of time. The specified period certain is elected
                                 by the Owner and must be  specified  as a whole
                                 number  of  years  from 10 to 30.  If the  last
                                 Annuitant dies before the end of the specified period certain, then we will continue to make
                                 GMIB Payments to the payee for the rest of the specified period certain. The Guaranteed Fixed
                                 GMIB Payment rates below are based on an interest rate of [1%] per year. Rates for other specified period certain not shown will be provided upon request.


                   -----------------------------------------------------------------------------------------------

                                GMIB PAYMENTS PER $1,000 OF PB VALUE - PERIOD CERTAIN ANNUITY OPTION
                   -----------------------------------------------------------------------------------------------
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------
                   SPECIFIED PERIOD          5           10          15           20          25          30
                   CERTAIN (IN YEARS)
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------
                   GUARANTEED MONTHLY     [17.08]      [8.75]      [5.98]       [4.59]      [3.76]      [3.21]
                   GMIB PAYMENT
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------



S40722                              9

--------------------------------------------------------------------------------
                               GENERAL PROVISIONS
--------------------------------------------------------------------------------

CONDITIONS FOR  TERMINATION      You can terminate this rider before you
OF THIS RIDER                    exercise the GMIB or GPWB by completing  the
                                 appropriate form. The rider will terminate on the Contract Anniversary that occurs immediately after the form is received in good order at our Service Center.

                                 Otherwise this rider will terminate upon the earliest of the following:
                                 (a)  The termination of the Base Contract.
                                 (b)  The termination of both the GMIB and GPWB.

RIDER CHARGE                     The charge for this rider is included in
                                 the  Mortality and Expense Risk Charge shown on
                                 the  Contract  Schedule,  or Contract  Schedule
                                 Addendum, if applicable.
--------------------------------------------------------------------------------
                            CROSS REFERENCE OF TERMS
--------------------------------------------------------------------------------

TERMS  USED  INTERCHANGEABLY     The term "Business Day" is used to also  mean
BETWEEN  BASE  CONTRACT AND      "Valuation Date", where applicable. The term
RIDER                            "withdrawal charges" is used to also mean
                                 "Contingent Deferred Sales Charges", where
                                 applicable. The term "withdrawal" is used to
                                 also mean "surrender", where applicable.
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

DEFINITIONS                      Definitions specific to this rider that are not
                                 in the Base Contract follow.

BASE CONTRACT                    The contract to which this rider is attached.

EXCESS WITHDRAWALS               If you exercise the GPWB, this is an additional
                                 withdrawal you take while we are making GPWB
                                 Payments.

FULL ANNUITIZATION               This  occurs  once you apply the
                                 entire Contract Value to Annuity Payments. Once you take a Full Annuitization, you cannot take any additional Partial Annuitizations. If you take a Full Annuitization, the Accumulation
                                 Phase of the contract will end.

                                 Once you take a Full Annuitization you can no longer make additional Purchase Payments.

GMIB PAYMENTS                    Annuity Payments we make based on the PB Value.

GPWB PAYMENTS                    Withdrawal payments we make based on the PB
                                 Value.

GPWB MAXIMUM                     The upper limit of annual GPWB Payments
                                 available to you under the GPWB.

INVESTMENT OPTIONS               The Investment Options available under the
                                 Variable Account. The Investment Options are shown on the Contract Schedule.

OWNER "You," "your" and "yours". The person or entity (or persons or entities if there are Joint Owners) named in the contract who may exercise all rights granted by the contract.

S40722                                10

--------------------------------------------------------------------------------
                              GLOSSARY (CONTINUED)
--------------------------------------------------------------------------------

PARTIAL ANNUITIZATION            This occurs when you apply only part of the
                                 Contract  Value to  Traditional  Annuity
                                 Payments,  or  part of the PB Value to GMIB
                                 Payments. If you take a Partial Annuitization, the Accumulation Phase and Annuity Phase of the contract may occur at the same time.
                                 [You  can  take one  Partial
                                 Annuitization every 12 months. The maximum number of annuitizations we allow at any one time is five. If you take a Partial
                                 Annuitization, there can be only one Owner, he/she must be the Annuitant, and we will not allow the Owner to designate a joint Annuitant.
                                 Partial Annuitizations are not available to Joint Owners.]

                                 Once you take a Partial Annuitization you can no longer make additional Purchase Payments to any portion of the Contract that is in the Annuity Phase.

PB VALUE                         The PRIME Plus Benefit value.

RESET ANNIVERSARY                The Contract  Anniversary  before the day that
                                 your AIA reset request is received in good order at our Service Date.

RIDER EFFECTIVE DATE             The date on which this rider becomes effective.

TRADITIONAL ANNUITY PAYMENT      Annuity Payments we make based on the Adjusted
                                 Contract Value.

WAITING PERIOD                   The number of years  before you can  exercise a
                                 GMIB or GPWB; shown on the Contract Schedule or Contract Schedule Addendum, if applicable.


In all other respects the provisions, conditions, exceptions and limitations contained in the Base Contract remain unchanged.

Signed for the Company at its home office.

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

       [s/Wayne A. Robinson]        [s/Mark Zesbaugh]
       Wayne A. Robinson              Mark Zesbaugh
         Secretary                      President


S40722                                11